UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 2, 2025

AKERO THERAPEUTICS, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	001-38944	81-5266573
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Gateway Boulevard, Suite 350, South San Francisco, CA 94080
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 487-6488

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AKRO	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At a special meeting of stockholders of Akero Therapeutics, Inc. (the “Company”) held virtually via live webcast on December 2, 2025 (the “Special Meeting”), the Company’s stockholders voted to approve the Company’s pending acquisition by Novo Nordisk A/S, a Danish aktieselskab (“Parent”).

As of the record date, November 7, 2025, there were 82,324,445 shares of Company common stock eligible to be voted at the Special Meeting. At the Special Meeting, 67,029,108 shares, or approximately 81.42% of all outstanding shares of Company common stock eligible to be voted at the Special Meeting, were present either in person or by proxy. At the Special Meeting, the Company’s stockholders voted on the proposals listed below, with the Board of Directors of the Company recommending a vote “FOR” each of these proposals, as further described in the definitive proxy statement filed with the U.S. Securities and Exchange Commission on November 7, 2025 (the “Definitive Proxy Statement”). The final results for the votes regarding each proposal are set forth below.

Proposal 1: The Merger Proposal

To adopt the Agreement and Plan of Merger (as may be amended, modified or supplemented from time to time, the “Merger Agreement”), dated October 9, 2025, by and among the Company, Parent, and NN Invest Sub, Inc, a Delaware corporation and a direct or indirect wholly owned subsidiary of Parent (“Merger Sub”), including the form of contingent value rights agreement (the “CVR Agreement”) to be entered into at or immediately prior to the effective time of the Merger (as defined below) by a direct or indirect wholly owned subsidiary of Parent designated in the CVR Agreement, a rights agent selected by Parent and reasonably acceptable to the Company and, solely with respect to Section 6.11 of the CVR Agreement, Parent, subject to changes permitted by the Merger Agreement, pursuant to which Merger Sub will merge with and into the Company (the “Merger”), and the Company will become a direct or indirect wholly owned subsidiary of Parent.

The following votes were cast at the Special Meeting (in person or by proxy) and the proposal was approved:

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,887,600	91,361	50,147	0

Proposal 2: The Compensation Proposal

To approve, on an advisory, non-binding basis, the payment of certain compensation that may be paid or become payable by the Company to its named executive officers in connection with the Merger.

The following advisory votes were cast at the Special Meeting (in person or by proxy) and the non-binding proposal was approved:

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,621,066	1,316,708	91,334	0

The Merger Proposal and the Compensation Proposal were approved. The proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there were not sufficient votes in favor of the adoption of the Merger Agreement, was not voted upon at the Special Meeting since there were sufficient votes to approve the Merger Proposal.

No other business properly came before the Special Meeting.

Item 8.01.	Other Events.

Consummation of the Merger is subject to customary closing conditions, including, among others, the expiration or termination of any waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).

On November 5, 2025, the Company and Parent each filed a Premerger Notification and Report Form under the HSR Act with the Antitrust Division of the U.S. Department of Justice and the U.S Federal Trade Commission (the “FTC”) in connection with the Merger. On December 2, 2025, the FTC granted early termination of the waiting period under the HSR Act.

The termination of the waiting period under the HSR Act satisfies one of the conditions to the closing of the Merger. On December 2, 2025, the Company’s stockholders voted to adopt the Merger Agreement. The closing of the Merger remains subject to the satisfaction or waiver of other customary closing conditions, including the receipt of any clearances or approvals applicable to the Merger under antitrust laws and foreign direct investment laws in certain jurisdictions and circumstances as further described in the Definitive Proxy Statement, and the expiration or termination of any mandatory waiting period related thereto. The parties expect the Merger to close by around year end, subject to the satisfaction or waiver of the closing conditions set forth in the Merger Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward Looking Statements Disclaimer

This Current Report of Form 8-K contains forward-looking statements related to the Company, Parent and the proposed acquisition of the Company by Parent (the “Transactions”) that involve substantial risks and uncertainties. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend”, “goal,” “may”, “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. In this Current Report of Form 8-K, the Company’s forward-looking statements include, without limitation, statements regarding the Transactions, and about the parties’ ability to satisfy the conditions to the consummation of the Transactions; statements about the expected timetable for completing the Transactions; the Company’s plans, objectives, expectations and intentions, the financial condition, results of operations and business of the Company, the U.S. Food and Drug Administration’s (the “FDA”) approval of the Company’s new drug application for efruxifermin for the treatment of metabolic dysfunction-associated steatohepatitis, the Company’s ability to commercialize current and future product candidates, the anticipated timing of closing of the Transactions, and the accuracy of any assumptions underlying any of the foregoing. Forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the ability for the parties to consummate the Transactions on a timely basis or at all; risks related to non-achievement of the contingent value right (“CVR”) milestones and that holders of the CVRs will not receive any payments in respect of those CVRs; the possibility that competing offers for the Company will be made; the possibility that various closing conditions, including the ability to secure regulatory approvals on terms expected at all or in a timely manner, for the Transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transactions; the effects of the Transactions (or the announcement or pendency thereof) on relationships with associates, customers, manufacturers, suppliers, employees (including the risks relating to the ability to retain or hire key personnel), other business partners or governmental entities; the difficulty of predicting the timing or outcome of FDA approvals or actions, if any; the impact of competitive products and pricing; that Parent may not realize the potential benefits of the Transactions; other business effects, including the effects of industry, economic or political conditions outside of the parties’ control; transaction costs; the risk that the Transactions will divert management’s attention from the Company’s ongoing business operations or otherwise disrupt the Company’s ongoing business operations; changes in the Company’s business during the period between now and the closing of the Transactions;  certain restrictions during the pendency of the Transactions that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; risks associated with litigation relating to the Transactions; the ability to maintain or expand regulatory approvals or commercialize the Company’s products; that the results of any ongoing or future clinical trials may not satisfy U.S. or non-U.S. regulatory authorities; the uncertainty associated with the current worldwide economic and financial conditions in the United States and around the word, including as a result of pandemics and epidemics, rising inflation, increased interest rates, natural disasters, military conflicts, terrorist attacks and other similar matters; actual or contingent liabilities; and other risks listed under the heading “Risk Factors” in the Company’s periodic reports filed with the SEC, including quarterly reports on Form 10-Q and annual reports on Form 10-K. These risks, as well as other risks associated with the Transactions, are more fully discussed in the definitive proxy statement filed with the SEC on November 7, 2025 (the “Definitive Proxy Statement”) in connection with the Transactions. While the list of factors presented here is, and the list of factors presented in the Definitive Proxy Statement is, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. You should not place undue reliance on these statements. All forward-looking statements are based on information currently available to the Company and Parent, and the Company and Parent disclaim any obligation to update the information contained in this Current Report of Form 8-K as new information becomes available except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akero Therapeutics, Inc.

Dated: December 3, 2025	By:	/s/ Andrew Cheng
Name: Andrew Cheng, M.D., Ph.D.
Title: President and Chief Executive Officer